Exhibit 10.4

SUBSIDIARY GUARANTEE

SUBSIDIARY GUARANTEE, dated as of April 30, 2025 (this “Guaranty”), and made by each of the signatories hereto (together with any other entity that may become a party hereto as provided herein, the “Guarantors”), in favor of  JGB Collateral LLC, a Delaware limited liability company (the “Collateral Agent”), on behalf of  holders those Senior Secured Convertible Debentures Due April 30, 2028, in the original aggregate principal amount of $22,222,222 (as amended, restated, supplemented or otherwise, collectively, the “Debentures”)(including their permitted transferees and assigns, collectively, the “Secured Parties”).

W I T N E S S E T H:

WHEREAS, pursuant to the Purchase Agreement (as defined in the Debentures), the Company has agreed to sell and issue to the Holders, and the Holders have agreed to purchase from the Company the Debentures, subject to the terms and conditions set forth therein; and

WHEREAS, each Guarantor will directly benefit from the extension of credit to the Company represented by the issuance of the Debentures; and

NOW, THEREFORE, in consideration of the premises and to induce the induce the Secured Parties to extend the loans evidenced by the Debentures and to carry out the transactions contemplated thereby, each Guarantor hereby agrees with the Collateral Agent and the Secured Parties as follows:

1.          Definitions. Unless otherwise defined herein, terms defined in the Debentures and used herein shall have the meanings given to them in the Debentures. The words “hereof,” “herein,” “hereto” and “hereunder” and words of similar import when used in this Guaranty shall refer to this Guaranty as a whole and not to any particular provision of this Guaranty, and Section and Schedule references are to this Guaranty unless otherwise specified. The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms.  The following terms shall have the following meanings:

“Event of Default” means an Event of Default (as defined in the Debentures).

“Guaranty” is defined in the preamble.

  “Obligations” means, in addition to all other costs and expenses of collection incurred by Purchasers in enforcing any of such Obligations and/or this Guarantee, all of the liabilities and obligations (primary, secondary, direct, contingent, sole, joint or several) due or to become due, or that are now or may be hereafter contracted or acquired, or owing to, of the Company or any Guarantor to the Purchasers, in each case arising under this Guarantee, the Securities Purchase Agreement, the Debentures and any other Transaction Documents, whether now or hereafter existing, voluntary or involuntary, direct or indirect, absolute or contingent, liquidated or unliquidated, whether or not jointly owed with others, and whether or not from time to time decreased or extinguished and later increased, created or incurred, and all or any portion of such obligations or liabilities that are paid, to the extent all or any part of such payment is avoided or recovered directly or indirectly from any of the Purchasers as a preference, fraudulent transfer or otherwise as such obligations may be amended, supplemented, converted, extended or modified from time to time.  Without limiting the generality of the foregoing, the term “Obligations” shall include, without limitation: (i) principal of, and interest on the Debentures and the loans extended pursuant thereto; (ii) any and all other fees, indemnities, costs, obligations and liabilities of the Company or any Guarantor from time to time under or in connection with this Guarantee, the Securities Purchase Agreement, the Debentures, the Warrant, the Registration Rights Agreement, the Security Agreement and any other instruments, agreements or other documents executed and/or delivered in connection herewith or therewith; and (iii) all amounts (including but not limited to post-petition interest) in respect of the foregoing that would be payable but for the fact that the obligations to pay such amounts are unenforceable or not allowable due to the existence of a bankruptcy, reorganization or similar proceeding involving the Company or any Guarantor.

“Termination Date”  has the meaning ascribed to such term in the Security Agreement.

“Transaction Document” has the meaning ascribed to such term in the Purchase Agreement.

2.          Guaranty.

(a)          Guaranty.

(i)          The Guarantors hereby, jointly and severally, unconditionally and irrevocably, guarantee to the Secured Parties and their respective successors, endorsees, transferees and assigns, the prompt and complete payment and performance when due (whether at the stated maturity, by acceleration or otherwise) of the Obligations.

(ii)         Anything herein or in any other Transaction Document to the contrary notwithstanding, the maximum liability of each Guarantor hereunder and under the other Transaction Documents shall in no event exceed the amount which can be guaranteed by such Guarantor under applicable federal and state laws, including laws relating to the insolvency of debtors, fraudulent conveyance or transfer or laws affecting the rights of creditors generally (after giving effect to the right of contribution established in Section 2(b)).

(iii)          Each Guarantor agrees that the Obligations may at any time and from time to time exceed the amount of the liability of such Guarantor hereunder without impairing the guarantee contained in this Section 2 or affecting the rights and remedies of the Collateral Agent and the Secured Parties hereunder.

(iv)          The guarantee contained in this Section 2 shall remain in full force and effect until the Termination Date.

(v)          No payment made by the Company, any of the Guarantors, any other guarantor or any other Person or received or collected by the Collateral Agent or the Secured Parties from the Company, any of the Guarantors, any other guarantor or any other Person by virtue of any action or proceeding or any set-off or appropriation or application at any time or from time to time in reduction of or in payment of the Obligations shall be deemed to modify, reduce, release or otherwise affect the liability of any Guarantor hereunder which shall, notwithstanding any such payment (other than any payment made by such Guarantor in respect of the Obligations or any payment received or collected from such Guarantor in respect of the Obligations), remain liable for the Obligations up to the maximum liability of such Guarantor hereunder until the Termination Date.

(b)          Right of Contribution. Subject to Section 2(c), each Guarantor hereby agrees that to the extent that a Guarantor shall have paid more than its proportionate share of any payment made hereunder, such Guarantor shall be entitled to seek and receive contribution from and against any other Guarantor hereunder which has not paid its proportionate share of such payment. Each Guarantor's right of contribution shall be subject to the terms and conditions of Section 2(c). The provisions of this Section 2(b) shall in no respect limit the obligations and liabilities of any Guarantor to the Secured Parties and each Guarantor shall remain liable to the Secured Parties for the full amount guaranteed by such Guarantor hereunder.

(c)          No Subrogation.  Notwithstanding any payment made by any Guarantor hereunder or any set-off or application of funds of any Guarantor by the Collateral Agent and the Secured Parties, no Guarantor shall be entitled to be subrogated to any of the rights of the Collateral Agent and the Secured Parties against the Company or any other Guarantor or any collateral security or guarantee or right of offset held by the Collateral Agent and the Secured Parties for the payment of the Obligations, nor shall any Guarantor seek or be entitled to seek any contribution or reimbursement from the Company or any other Guarantor in respect of payments made by such Guarantor hereunder, until all amounts owing to the Collateral Agent and the Secured Parties by the Company on account of the Obligations are paid in full in cash (excluding inchoate reimbursement obligations for which no demand has been made). If any amount shall be paid to any Guarantor on account of such subrogation rights at any time when all of the Obligations shall not have been paid in full, such amount shall be held by such Guarantor in trust for the Collateral Agent and the Secured Parties, segregated from other funds of such Guarantor, and shall, forthwith upon receipt by such Guarantor, be turned over to the Collateral Agent in the exact form received by such Guarantor (duly indorsed by such Guarantor to the Collateral Agent, if required), to be applied against the Obligations, whether matured or unmatured, in accordance with the Security Agreement.

(d)          Amendments, Etc. With Respect to the Obligations. Each Guarantor shall remain obligated hereunder notwithstanding that, without any reservation of rights against any Guarantor and without notice to or further assent by any Guarantor, any demand for payment of any of the Obligations made by the Collateral Agent and the Secured Parties may be rescinded by the Collateral Agent and the Secured Parties and any of the Obligations continued, and the Obligations, or the liability of any other Person upon or for any part thereof, or any collateral security or guarantee therefor or right of offset with respect thereto, may, from time to time, in whole or in part, be renewed, extended, amended, modified, accelerated, compromised, waived, surrendered or released by the Collateral Agent and the Secured Parties, and the Debentures and the other Transaction Documents and any other documents executed and delivered in connection therewith may be amended, modified, supplemented or terminated, in whole or in part, as the Collateral Agent and the Secured Parties may deem advisable from time to time, and any collateral security, guarantee or right of offset at any time held by the Purchasers for the payment of the Obligations may be sold, exchanged, waived, surrendered or released. The Collateral Agent and the Secured Parties shall have no obligation to protect, secure, perfect or insure any Lien at any time held by them as security for the Obligations or for the guarantee contained in this Section 2 or any property subject thereto.

(e)          Guarantee Absolute and Unconditional. Each Guarantor waives any and all notice of the creation, renewal, extension or accrual of any of the Obligations and notice of or proof of reliance by the Collateral Agent and the Secured Parties upon the guarantee contained in this Section 2 or acceptance of the guarantee contained in this Section 2; the Obligations, and any of them, shall conclusively be deemed to have been created, contracted or incurred, or renewed, extended, amended or waived, in reliance upon the guarantee contained in this Section 2; and all dealings between the Company and any of the Guarantors, on the one hand, and the Collateral Agent and the Secured Parties, on the other hand, likewise shall be conclusively presumed to have been had or consummated in reliance upon the guarantee contained in this Section 2. Each Guarantor waives to the extent permitted by law diligence, presentment, protest, demand for payment and notice of default or nonpayment to or upon the Company or any of the Guarantors with respect to the Obligations. Each Guarantor understands and agrees that the guarantee contained in this Section 2 shall be construed as a continuing, absolute and unconditional guarantee of payment without regard to (a) the validity or enforceability of the Debentures or any other Transaction Document, any of the Obligations or any other collateral security therefor or guarantee or right of offset with respect thereto at any time or from time to time held by the Collateral Agent and/or the Secured Parties, (b) any defense, set-off or counterclaim (other than a defense of payment or performance or fraud by Collateral Agent or the Secured Parties) which may at any time be available to or be asserted by the Company or any other Person against the Collateral Agent and the Secured Parties, or (c) any other circumstance whatsoever (with or without notice to or knowledge of the Company or such Guarantor) which constitutes, or might be construed to constitute, an equitable or legal discharge of the Company for the Obligations, or of such Guarantor under the guarantee contained in this Section 2, in bankruptcy or in any other instance. When making any demand hereunder or otherwise pursuing its rights and remedies hereunder against any Guarantor, the Collateral Agent and the Secured Parties may, but shall be under no obligation to, make a similar demand on or otherwise pursue such rights and remedies as they may have against the Company, any other Guarantor or any other Person or against any collateral security or guarantee for the Obligations or any right of offset with respect thereto, and any failure by the Collateral Agent and the Secured Parties to make any such demand, to pursue such other rights or remedies or to collect any payments from the Company, any other Guarantor or any other Person or to realize upon any such collateral security or guarantee or to exercise any such right of offset, or any release of the Company, any other Guarantor or any other Person or any such collateral security, guarantee or right of offset, shall not relieve any Guarantor of any obligation or liability hereunder, and shall not impair or affect the rights and remedies, whether express, implied or available as a matter of law, of the Collateral Agent and the Secured Parties against any Guarantor. For the purposes hereof, “demand” shall include the commencement and continuance of any legal proceedings.

(f)          Reinstatement. The guarantee contained in this Section 2 shall continue to be effective, or be reinstated, as the case may be, if at any time payment, or any part thereof, of any of the Obligations is rescinded or must otherwise be restored or returned by the Collateral Agent and the Secured Parties upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of the Company or any Guarantor, or upon or as a result of the appointment of a receiver, intervenor or conservator of, or trustee or similar officer for, the Company or any Guarantor or any substantial part of its property, or otherwise, all as though such payments had not been made.

(g)          Payments. Each Guarantor hereby guarantees that payments hereunder will be paid to the Collateral Agent and/or the Secured Parties without set-off or counterclaim in U.S. dollars at the address set forth or referred to in the Signature Pages to the Purchase Agreement.

3.          Representations and Warranties. Each Guarantor hereby makes the following representations and warranties to Collateral Agent and the Secured Parties as of the date hereof:

(a)        Authorization; Enforcement.  Such Guarantor has the requisite power and authority to enter into and to consummate the transactions contemplated by this Guaranty, and otherwise to carry out its obligations hereunder. The execution and delivery of this Guaranty by such Guarantor and the consummation by it of the transactions contemplated hereby have been duly authorized by all requisite action on the part of such Guarantor. This Guaranty has been duly executed and delivered by such Guarantor and constitutes the valid and binding obligation of such Guarantor enforceable against the Guarantor in accordance with its terms, except: (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium, administration, judicial management and other laws of general application affecting enforcement of creditors’ rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies, and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.

(b)         No Conflicts. The execution, delivery and performance of this Guaranty by such Guarantor and the consummation by such Guarantor of the transactions contemplated thereby do not and will not (i) conflict with or violate any provision of its Organizational Documents; or (ii) conflict with, constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which such Guarantor is a party, or (iii) result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or Governmental Authority to which such Guarantor is subject (including Federal and State securities laws and regulations), or by which any material property or asset of the Guarantor is bound or affected, except in the case of each of clauses (ii) and (iii), such conflicts, defaults, terminations, amendments, accelerations, cancellations and violations as could not, individually or in the aggregate, have or result in a Material Adverse Effect. The business of such Guarantor is not being conducted in violation of any law, ordinance or regulation of any Governmental Authority, except for violations which, individually or in the aggregate, do not have a Material Adverse Effect.

(c)          Consents and Approvals. No Guarantor is required to obtain any consent, waiver, authorization or order of, or make any filing or registration with, any court or other federal, state, local, foreign or other Governmental Authority or other person in connection with the execution, delivery and performance by such Guarantor of this Guaranty.

4.          Covenants.  Each Guarantor covenants and agrees with the Collateral Agent and the Secured Parties that, from and after the date of this Guaranty until the Termination Date, such Guarantor shall take, and/or shall refrain from taking, as the case may be, each action that is necessary to be taken or not taken, as the case may be, so that no Event of Default (as defined in the Debentures) is caused by the failure to take such action or to refrain from taking such action by such Guarantor.

5.          Miscellaneous.

(a)         Amendments in Writing. None of the terms or provisions of this Guaranty may be waived, amended, supplemented or otherwise modified except in writing by the Holders.

(b)         Notices. All notices, requests and demands to or upon the Collateral Agent, the Secured Parties or any Guarantor hereunder shall be effected in the manner provided for in the Security Agreement, provided that any such notice, request or demand to or upon any Guarantor shall be addressed to such Guarantor at its notice address set forth on Schedule 5(b).

(c)          No Waiver By Course Of Conduct; Cumulative Remedies. Any of the Collateral Agent and the Secured Parties shall not by any act (except by a written instrument pursuant to Section 5(a)), delay, indulgence, omission or otherwise be deemed to have waived any right or remedy hereunder or to have acquiesced to any Event of Default. No failure to exercise, nor any delay in exercising, on the part of the of the Collateral Agent or the Secured Parties, any right, power or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver by the Collateral Agent and/or the Secured Parties of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which the Collateral Agent and the Secured Parties would otherwise have on any future occasion. The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any other rights or remedies provided by law.

(d)          Enforcement Expenses; Indemnification.

(i)          Each Guarantor agrees to pay, or reimburse the Collateral Agent and the Secured Parties for, all their reasonable and documented out-of-pocket costs and expenses incurred in collecting against such Guarantor under the guarantee contained in Section 2 or otherwise enforcing or preserving any rights under this Guaranty and the other Transaction Documents to which such Guarantor is a party, including, without limitation, the reasonable and documented out-of-pocket fees and disbursements of external counsel to the Collateral Agent and the Secured Parties.

(ii)          Each Guarantor agrees to pay, and to save the Collateral Agent and the Secured Parties harmless from, any and all liabilities with respect to, or resulting from any delay in paying, any and all stamp, excise, sales or other taxes which may be payable or determined to be payable in connection with any of the transactions contemplated by this Guaranty.

(iii)         Each Guarantor agrees to pay, and to save the Collateral Agent and the Secured Parties harmless from, any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever with respect to the execution, delivery, enforcement, performance and administration of this Guaranty, in each case to the extent the Company would be required to do so pursuant to the Debentures.

(iv)         The agreements in this Section shall survive repayment of the Obligations and all other amounts payable under the Purchase Agreement and the other Transaction Documents.

(e)         Successor and Assigns. This Guaranty shall be binding upon the successors and assigns of each Guarantor and shall inure to the benefit of the Collateral Agent and the Secured Parties and their respective successors and assigns; provided that no Guarantor may assign, transfer or delegate any of its rights or obligations under this Guaranty without the prior written consent of the Collateral Agent.

(f)          Set-Off. Each Guarantor hereby irrevocably authorizes the Collateral Agent and the Secured Parties at any time and from time to time while an Event of Default shall have occurred and be continuing, without notice to such Guarantor or any other Guarantor, any such notice being expressly waived by each Guarantor, to set-off and appropriate and apply any and all deposits, credits, indebtedness or claims, in any currency, in each case whether direct or indirect, absolute or contingent, matured or unmatured, at any time held or owing by the Purchasers to or for the credit or the account of such Guarantor, or any part thereof in such amounts as the Collateral Agent and the Secured Parties may elect, against and on account of the obligations and liabilities of such Guarantor to the Collateral Agent and the Secured Parties hereunder and claims of every nature and description of the Collateral Agent and the Secured Parties against such Guarantor, in any currency, whether arising hereunder, under the Debentures, as the Collateral Agent and the Secured Parties may elect, whether or not the Collateral Agent and the Secured Parties have made any demand for payment and although such obligations, liabilities and claims may be contingent or unmatured. The Collateral Agent or the Secured Parties, as the case may be, shall notify such Guarantor promptly of any such set-off and the application made by the Purchasers of the proceeds thereof, provided that the failure to give such notice shall not affect the validity of such set-off and application. The rights of the Collateral Agent and the Secured Parties under this Section are in addition to other rights and remedies (including, without limitation, other rights of set-off) which the Collateral Agent and the Secured Parties may have.

(g)       Counterparts. This Guaranty may be executed by one or more of the parties to this Guaranty on any number of separate counterparts (including by telecopy), and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

(h)       Severability. Any provision of this Guaranty which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

(i)          Section Headings. The Section headings used in this Guaranty are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.

(j)          Integration. This Guaranty and the other Transaction Documents represent the agreement of the Guarantors and the Collateral Agent and the Secured Parties with respect to the subject matter hereof and thereof, and there are no promises, undertakings, representations or warranties by the Collateral Agent and the Secured Parties relative to subject matter hereof and thereof not expressly set forth or referred to herein or in the other Transaction Documents.

(k)          Governing Laws. All questions concerning the construction, validity, enforcement and interpretation of this Guaranty shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of law thereof other than Sections 5-1401 and 5-1502 of the New York General Obligations Law.  Each of the Company and the Guarantors agree that all proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by this Guaranty (whether brought against a party hereto or its respective affiliates, directors, officers, shareholders, partners, members, employees or agents) shall be commenced exclusively in the state and federal courts sitting in the City of New York, Borough of Manhattan. Each of the Company and the Guarantors hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the City of New York, Borough of Manhattan for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such proceeding is improper. Each party hereto hereby irrevocably waives personal service of process and consents to process being served in any such proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Guaranty and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law.  Each party hereto hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Guaranty or the transactions contemplated hereby.

(l)          Acknowledgements.  Each Guarantor hereby acknowledges that:

(i)          it has been advised by counsel in the negotiation, execution and delivery of this Guaranty and the other Transaction Documents to which it is a party;

(ii)          the Collateral Agent and the Secured Parties have no fiduciary relationship with or duty to any Guarantor arising out of or in connection with this Guaranty or any of the other Transaction Documents, and the relationship between the Guarantors, on the one hand, and the Collateral Agent and the Secured Parties, on the other hand, in connection herewith or therewith is solely that of debtor and creditor; and

(iii)       no joint venture is created hereby or by the other Transaction Documents or otherwise exists by virtue of the transactions contemplated hereby among the Guarantors, the Collateral Agent and the Secured Parties.

(m)      Additional Guarantors.  The Company shall cause each Subsidiary (as defined in the Purchase Agreement) to become a Guarantor for all purposes of this Guaranty by executing and delivering an Assumption Agreement in the form of Annex 1 hereto.

(n)          Release of Guarantors. Each Guarantor will be released from all liability hereunder on the Termination Date.

(o)          Seniority. The Obligations of each of the Guarantors hereunder rank senior in priority to any other Indebtedness (as defined in the Purchase Agreement) of such Guarantor.

(p)        WAIVER OF JURY TRIAL. EACH GUARANTOR AND, BY ACCEPTANCE OF THE BENEFITS HEREOF, THE COLLATERAL AGENT AND THE SECURED PARTIES, HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVE TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS GUARANTEE AND FOR ANY COUNTERCLAIM THEREIN.

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(Signature Page Follows)

IN WITNESS WHEREOF, each of the undersigned has caused this Guaranty to be duly executed and delivered as of the date first above written.

PDS Operating Corporation

By:_/s/ Frank Bedu-Addo, Ph.D.
Name: Frank Bedu-Addo, Ph.D.
Title: Chief Executive Officer

[JGB- PDS- Subsidiary Guaranty Signature Page]

SCHEDULE 1

GUARANTORS

The following are the names, notice addresses and jurisdiction of organization of each Guarantor.

GUARANTOR	JURISDICTION OF INCORPORATION	COMPANY OWNED BY PERCENTAGE (Directly or Indirectly)
PDS Operating Corporation	Delaware	100%

Annex 1 to
SUBSIDIARY GUARANTEE

This ASSUMPTION AGREEMENT, dated as of ____ __, ______ (this “Assumption Agreement”) is made by ______________________________, a ______________ corporation (the “Additional Guarantor”), in favor of the JGB Collateral LLC, a Delaware limited liability company (the “Collateral Agent”), on behalf of  holders those Senior Secured Convertible Debentures Due April 30, 2028, in the original aggregate principal amount of $22,222,222 (as amended, restated, supplemented or otherwise modified from time to time, collectively, the “Debentures”) (including their permitted transferees and assigns, collectively, the “Secured Parties”), pursuant to the to Guaranty referred to below.  . All capitalized terms not defined herein shall have the meaning ascribed to them in Guaranty.

W I T N E S S E T H :

WHEREAS, PDS Biotechnology Corporation, a Delaware corporation (the “Company”), has issued the Debentures pursuant to the Purchase Agreement (as defined in the Debentures);

WHEREAS, in connection with the Debentures, certain Subsidiaries of the Company (other than the Additional Guarantor) have entered into that certain Subsidiary Guaranty, dated as of April 30, 2025 (as amended, supplemented or otherwise modified from time to time, the “Guaranty”),  in favor of the Collateral Agent on behalf of the Secured Parties; and

WHEREAS, pursuant to the terms and conditions in the Debentures,  the Additional Guarantor is required to become a party to the Guaranty; and

WHEREAS, the Additional Guarantor has agreed to execute and deliver this Assumption Agreement in order to become a party to the Guaranty;

NOW, THEREFORE, IT IS AGREED:

1.        Guaranty. By executing and delivering this Assumption Agreement, the Additional Guarantor, as provided in Section 5(m) of the Guaranty, hereby becomes a party to the Guaranty as a Guarantor thereunder with the same force and effect as if originally named therein as a Guarantor and, without limiting the generality of the foregoing, hereby expressly assumes all obligations and liabilities of a Guarantor thereunder. The information set forth in Annex 1 hereto is hereby added to the information set forth in Schedule 1 to the Guaranty. The Additional Guarantor hereby represents and warrants that each of the representations and warranties contained in Section 3 of the Guaranty is true and correct on and as the date hereof as to such Additional Guarantor (after giving effect to this Assumption Agreement) as if made on and as of such date.

2.          Governing Law. All questions concerning the construction, validity, enforcement and interpretation of this Assumption Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of law thereof other than Sections 5-1401 and 5-1502 of the New York General Obligations Law.

[Signature page follows.]

IN WITNESS WHEREOF, the undersigned has caused this Assumption Agreement to be duly executed and delivered as of the date first above written.

[ADDITIONAL GUARANTOR]

By:
Name:
Title: